EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

I, Seth L. Van Voorhees, Executive Vice President and Chief Financial Officer of American Pacific Corporation (the “Company”), certify that to the best of my knowledge:

          (i) the Quarterly Report of the Company on Form 10-Q dated August 3, 2004 for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the said Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SETH L. VAN VOORHEES

Seth L. Van Voorhees Chief Financial Officer

August 3, 2004

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